United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 28, 2015

Date of Report (Date of earliest event reported)

PHARMACYTE BIOTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-68008	62-1772151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12510 Prosperity Drive, Suite 310 Silver Spring, Maryland	20904-1643
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (917) 595-2850

N/A

___________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Company’s Current Report on Form 8-K dated September 29, 2014, pursuant to a letter from Board member Richard M. Goldfarb, MD, to the Chief Executive Officer of the Company dated September 30, 2014, Dr. Goldfarb resigned from his position as a member of the Board to be effective at a time to be determined by the Company’s Chief Executive Officer. On September 28, 2015, the Chief Executive Officer determined that the effective date of Dr. Goldfarb’s resignation would be September 28, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2015

PHARMACYTE BIOTECH, INC.

By: /s/ Kenneth L. Waggoner
Kenneth L. Waggoner
Chief Executive Officer